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                                                                      Exhibit 1



                             JOINT FILING AGREEMENT
                         PURSUANT TO RULE 13d-1 (k) (l)

         The undersigned acknowledge and agree that the foregoing Statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. This Agreement may be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

         The undersigned further agree that any party hereto may transfer or assign, in whole or in part, any of its rights and obligations hereunder to any person; provided that such transferee executes and delivers a counterpart copy of this joint filing agreement thereby agreeing to be bound by the terms and provisions set forth herein and has become a party to the Voting Agreement dated September 6, 2000 among Olivetti International S.A., The Oak Fund and Peconic Fund Ltd.

Dated:  May 29, 2001

                                     OLIVETTI INTERNATIONAL S.A.


                                     By:      /s/ Luciano La Noce
                                          --------------------------------------
                                           Name:   Luciano La Noce
                                           Title:  Director


                                     OLIVETTI S.p.A.


                                     By:       /s/  Enrico Grigliatti
                                          --------------------------------------
                                           Name:   Enrico Grigliatti
                                           Title:  Corporate Officer


                                     CIRMATICA GAMING S.A.


                                     By:       /s/  Roberto Sgambati
                                          --------------------------------------
                                           Name:  Roberto Sgambati
                                           Title: Director






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                                     LOTTOMATICA S.p.A.


                                     By:       /s/  Roberto Sgambati
                                          --------------------------------------
                                           Name:  Roberto Sgambati
                                           Title: Director


                                     THE OAK FUND


                                     By:       /s/  Neils Heck
                                          --------------------------------------
                                           Name:  Neils Heck
                                           Title: Director


                                     PEI N.V.


                                     By:       /s/ W. Van Der Hoek
                                          --------------------------------------
                                           Name:  W. Van Der Hoek
                                           Title: Director


                                     RAMIUS SECURITIES, LLC


                                     By:       /s/ Peter A. Cohen
                                          --------------------------------------
                                           Name:  Peter A. Cohen
                                           Title: Managing Officer


                                     RAMIUS CAPITAL GROUP, LLC


                                     By:       /s/  Peter A. Cohen
                                          --------------------------------------
                                           Name:  Peter A. Cohen
                                           Title: Managing Officer


                                     C4S&Co., LLC


                                     By:       /s/  Peter A. Cohen
                                          --------------------------------------
                                           Name:  Peter A. Cohen
                                           Title: Managing Officer